UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    June 11, 2002

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28494	04-3177038
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

75 Sidney Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617)  679-7000
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Item    5.    Other Events and Regulation FD Disclosure.

        On June 11, 2002, Millennium Pharmaceuticals, Inc. (the "Company") issued a press release to announce the initiation of a Phase III clinical trial of  VELCADE™  (bortezomib) for Injection (formerly known as MLN341, LDP-341 and PS-341) in patients with multiple myeloma. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item    7.    Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
Date: June 11, 2002	By	/s/ JOHN B. DOUGLAS III

John B. Douglas III
Senior Vice President and General Counsel

EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 11, 2002